MFS(R) INCOME FUND

                             MFS(R) HIGH YIELD FUND

                      Supplement to the Current Prospectus



     The Board of Trustees responsible for overseeing the MFS Income Fund and the MFS High Yield Fund (the "Funds") is expected to consider at its next regular meeting on December 19, 2001, a proposal to terminate and liquidate the Funds effective December 31, 2001, or as soon thereafter as practicable (the "Termination Date"). If the proposal is approved by the Board, sales of shares of the Funds will be suspended and any shareholder who has not redeemed or exchanged all shares in his or her account by the Termination Date will have his or her shares automatically exchanged on the Termination date for shares of MFS Money Market Fund.

                The Date of this Supplement is December 6, 2001.